Exhibit 99.1

             BANCFIRST CORPORATION REPORTS RECORD QUARTERLY EARNINGS

     OKLAHOMA CITY, July 20 /PRNewswire-FirstCall/ -- BancFirst Corporation (Nasdaq: BANF) reported quarterly net income of $12.2 million or $0.76 diluted earnings per share for the second quarter of 2006. This is an increase of 9.0% over the $11.2 million or $0.70 diluted earnings per share earned in the same quarter a year ago. Net income for the first six months of 2006 was $23.1 million or $1.44 diluted earnings per share versus $22.1 million, or $1.38 diluted earnings per share for the same period in 2005.

     Net interest income was $35.8 million, an increase of $2.8 million, or 8.5% over the second quarter of 2005. The company's earning assets surpassed $3 billion during the second quarter, an increase of $300 million over June 30 a year ago. Loans grew $117 million from the second quarter of 2005. The growth in loans and earning assets was supported by deposit growth of $317 million from customer relationships. The loan loss provision was $917,000 down $385,000 from the same period a year ago. Nonperforming loans, 0.33% of assets, and net charge-offs, 0.08% of loans, remain at historically low levels. Noninterest income totaled $14.7 million, an increase of $968,000 or 7.0%. The increase is due to growth in revenues from Trust, growth in transaction accounts, and electronic banking services. Noninterest expenses were $30.8 million, an increase of $2.4 million or 8.4%. The increase in noninterest expense is due primarily to salaries and benefits, marketing and expansion.

     At June 30, 2006 the Company had total assets of $3.4 billion, an increase of $328 million or 10.7% over a year ago. Loans totaled $2.3 billion and deposits were $3.0 billion. The Company's stockholders' equity was $320 million, or 9.45% of total assets.

     BancFirst Corporation is an Oklahoma based financial services holding company. The Company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 85 banking locations serving 47 communities across Oklahoma.

     The Company may make forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters. Forward-looking statements include estimates and give management's current expectations or forecasts of future events. The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms; competition; as well as other factors, all of which change over time. Actual results may differ materially from forward-looking statements.

                              BancFirst Corporation
                          Summary Financial Information
       (Dollars in thousands, except per share and share data - Unaudited)

                                                            2006
                            ---------------------------------------------------------------------
                                                                                         Year-
                                Q1            Q2            Q3             Q4           To-Date
                            -----------   -----------   -----------    -----------    -----------
Income Statement
 Data:
Net interest
 income                     $    34,601   $    35,753                                 $    70,354
Provision for
 loan losses                        681           917                                       1,598
Securities
 transactions                       ---           139                                         139
Total
 noninterest
 income                          13,409        14,732                                      28,141
Salaries and
 employee
 benefits                        17,618        17,346                                      34,964
Total
 noninterest
 expense                         30,292        30,826                                      61,118
Net income                       10,881        12,209                                      23,090
Per Common
 Share Data:
Net
 income-basic                      0.69          0.78                                        1.47
Net
 income-diluted                    0.68          0.76                                        1.44
Cash dividends
 declared                          0.16          0.16                                        0.32
Common shares
 outstanding                 15,687,840    15,716,195                                  15,716,195
Average common
 shares
 outstanding -
  Basic                      15,666,676    15,702,060                                  15,684,309
  Diluted                    16,045,822    16,080,423                                  16,061,035
Performance
 Ratios:
Return on
 average
 assets                            1.33%         1.46%                                       1.40%
Return on
 average
 equity                           14.03         15.49                                       14.76
Net interest
 margin                            4.77          4.78                                        4.78
Efficiency
 ratio                            63.09         61.06                                       62.05

                                                            2005
                            ---------------------------------------------------------------------
                                                                                         Year-
                                Q1            Q2            Q3             Q4           To-Date
                            -----------   -----------   -----------    -----------    -----------
Income Statement
 Data:
Net interest
 income                     $    31,706   $    32,941   $    33,028    $    33,776    $   131,451
Provision for
 loan losses                        792         1,302           873          1,640          4,607
Securities
 transactions                       ---            81             1            114            196
Total
 noninterest
 income                          12,348        13,764        14,886         13,285         54,284
Salaries and
 employee
 benefits                        16,277        15,904        16,757         15,606         64,544
Total
 noninterest
 expense                         26,978        28,441        33,251         28,495        117,165
Net income                       10,887        11,198         9,216         11,534         42,835
Per Common
 Share Data:
Net
 income-basic                      0.69          0.72          0.59           0.74           2.74
Net
 income-diluted                    0.68          0.70          0.58           0.72           2.68
Cash dividends
 declared                          0.14          0.14          0.16           0.16           0.60
Common shares
 outstanding                 15,576,497    15,603,294    15,630,270     15,637,030     15,637,030
Average common
 shares
 outstanding -
  Basic                      15,657,832    15,592,088    15,617,426     15,634,384     15,621,264
  Diluted                    16,019,242    15,961,110    16,011,786     16,010,554     15,996,218
Performance
 Ratios:
Return on
 average
 assets                          1.44 %        1.48 %        1.19 %         1.45 %           1.39%
Return on
 average
 equity                           15.70         15.98         12.46          15.34          14.80
Net interest
 margin                            4.67          4.81          4.79           4.77           4.76
Efficiency
 ratio                            61.24         60.89         69.40          60.55          63.08

                              BancFirst Corporation
                          Summary Financial Information
            (Dollars in thousands, except per share data - Unaudited)

                                                         2006
                              -------------------------------------------------------
                                  Q1            Q2              Q3            Q4
                              -----------   -------------   -----------   -----------
Balance Sheet Data:
Total assets                  $ 3,357,717   $   3,389,689
Total loans                     2,306,317       2,339,959
Allowance for
 loan losses                      (27,789)        (28,227)
Securities                        428,222         434,696
Deposits                        2,934,980       2,954,960
Stockholders' equity              310,698         320,430
Book value per
 common share                       19.81           20.39
Tangible book value
 per common share                   17.35           17.95
Balance Sheet Ratios:
Average loans to deposits           80.39%          79.13%
Average earning assets
 to total assets                    89.55           90.16
Average stockholders'
 equity to average assets            9.50            9.46
Asset Quality Data:
Past due loans                $     1,204   $         612
Nonaccrual loans                    8,238           7,244
Restructured loans                    720             727
Total nonperforming and
 restructured loans                10,162           8,583
Other real estate owned
 and repossessed assets             2,075           2,657
Total nonperforming and
 restructured assets               12,237          11,240
Nonperforming and
 restructured loans to
 total loans                         0.40%           0.37%
Nonperforming and
 restructured assets to
 total assets                        0.36            0.33
Allowance to total loans             1.20            1.21
Allowance to nonperforming
 and restructured loans            303.31          328.88
Net charge-offs to
 average loans                       0.07            0.08

                                                                           2005
                                                -----------------------------------------------------------
                                                    Q1              Q2              Q3              Q4
                                                -----------     -----------     -----------     -----------
 Balance Sheet Data:
 Total assets                                   $ 3,068,215     $ 3,061,822     $ 3,077,497     $ 3,223,030
 Total loans                                      2,147,543       2,222,834       2,267,082       2,317,426
 Allowance for loan losses                          (26,256)        (27,148)        (26,866)        (27,517)
 Securities                                         531,331         523,025         484,837         456,222
 Deposits                                         2,674,914       2,638,373       2,680,351       2,804,519
 Stockholders' equity                               277,629         289,218         294,232         302,349
 Book value per common share                          17.83           18.54           18.83           19.34
 Tangible book value per common share                 15.51           16.24           16.55           16.87
 Balance Sheet Ratios:
 Average loans to deposits                            79.21%          80.52%          84.72%          83.91%
 Average earning assets to total assets               90.62           90.40           89.98           89.94
 Average stockholders' equity to average
  assets                                               9.17            9.21            9.57            9.47
 Asset Quality Data:
 Past due loans                                 $     1,691     $     1,789     $     2,339     $     1,455
 Nonaccrual loans                                     8,863           8,425           7,101           7,344
 Restructured loans                                     544             792             736             581
 Total nonperforming and restructured loans          11,098          11,006          10,176           9,380
 Other real estate owned and repossessed
  assets                                              2,150           1,433           2,692           2,262
 Total nonperforming and restructured assets         13,248          12,439          12,868          11,642
 Nonperforming and restructured loans to
  total loans                                          0.52%           0.50%           0.45%           0.40%
 Nonperforming and restructured assets to
  total assets                                         0.43            0.41            0.42            0.36
 Allowance to total loans                              1.22            1.22            1.19            1.19
 Allowance to nonperforming and
  restructured loans                                 236.59          246.67          264.01          293.36
Net charge-offs to average loans                       0.05            0.06            0.21            0.11

                              BancFirst Corporation
                       Consolidated Average Balance Sheets
                          And Interest Margin Analysis
                            Taxable Equivalent Basis
                       (Dollars in thousands - Unaudited)

                                  Three Months Ended                         Six Months Ended
                                    June 30, 2006                             June 30, 2006
                        ---------------------------------------    -----------------------------------
                                         Interest       Average                   Interest     Average
                          Average         Income/       Yield/       Average       Income/     Yield/
                          Balance         Expense        Rate        Balance       Expense      Rate
                        -----------     -----------     -------    -----------   -----------   -------
ASSETS
Earning assets:
  Loans                 $ 2,311,525     $    44,335        7.69%   $ 2,312,211   $    86,583      7.55%
  Securities -
   taxable                  389,171           4,302        4.43        397,279         8,832      4.48
  Securities -
   tax exempt                38,619             587        6.10         39,544         1,196      6.10
  Federal funds
   sold                     286,253           3,453        4.84        246,679         5,677      4.64
    Total
     earning
     assets               3,025,568          52,677        6.69      2,995,713       102,288      6.89

Nonearning
 assets:
  Cash and due
   from banks               167,156                                    171,323
  Interest
   receivable
   and other
   assets                   191,081                                    194,598
  Allowance
   for loan
   losses                   (27,852)                                  (27,715)
    Total
     nonearning
     assets                 330,385                                    338,206
    Total
     assets             $ 3,355,953                                $ 3,333,919

LIABILITIES AND
 STOCKHOLDERS'
 EQUITY
Interest-bearing
 liabilities:
  Transaction
   deposits             $   435,789     $       861        0.79%   $   438,570   $     1,640      0.75%
  Savings
   deposits                 870,589           7,199        3.32        856,663        13,328      3.14
  Time deposits             735,145           6,939        3.79        728,937        13,127      3.63
  Short-term
   borrowings                38,759             459        4.75         39,580           889      4.53
  Long-term
   borrowings                 2,916              44        6.05          3,290            99      6.07
  Junior
   subordinated
   debentures                51,804           1,103        8.54         51,804         2,206      8.59
    Total
     interest-
     bearing
     liabili-
     ties                 2,135,002          16,605        3.12      2,118,844        31,289      2.98

Interest-free
 funds:
  Noninterest
   bearing
   deposits                 879,794                                   875,131
  Interest
   payable and
   other
   liabilities               24,956                                     24,527
  Stockholders'
   equity                   316,203                                    315,417
    Total
     interest
     free-
     funds                1,220,953                                  1,215,075
    Total
     liabilities
     and
     stockholders'
     equity             $ 3,355,955                                $ 3,333,919
Net interest
 income                                 $    36,072                              $    70,999
Net interest
 spread                                                    3.86%                                  3.91%
Net interest
 margin                                                    4.78%                                  4.78%

SOURCE  BancFirst
    -0-                             07/20/2006
    /CONTACT: Joe T. Shockley, Chief Financial Officer, +1-405-270-1003, or David Rainbolt, Chief Executive Officer, +1-405-270-1002, both of BancFirst Corporation/
    /Photo:  NewsCom:  http://www.newscom.com/cgi-bin/prnh/20040818/BANFLOGO
             PRN Photo Desk,photodesk@prnewswire.com /
    (BANF)